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                                                                    EXHIBIT 21.1


              SUBSIDIARIES OF PRICE COMMUNICATIONS WIRELESS, INC.


Name                                                   Name Under Which
                            State of Incorporation     Subsidiary Does Business
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Price Communications        Delaware
Wireless II, Inc.
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Price Communications        Delaware
Wireless III, Inc.
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Price Communications        Delaware
Wireless IV, Inc.
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Price Communications        Delaware
Wireless V, Inc.
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Price Communications        Delaware
Wireless VI, Inc.
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Price Communications        Delaware
Wireless VII, Inc.
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Price Communications        Delaware
Wireless VIII, Inc.
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Price Communications        Delaware
Wireless IX, Inc.
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Palmer Wireless Holdings,   Delaware                   Cellular One
Inc.
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CEI Communications, Inc.    Delaware
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Cellular Dynamics           Georgia                    Cellular One
Telephone Company of
Georgia
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Cellular Systems of         Delaware                   Cellular One
Southeast Alabama, Inc.
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Dothan Cellular Telephone   Alabama                    Cellular One
Company, Inc.
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Montgomery Cellular         Delaware
Holding Co., Inc.
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Montgomery Cellular         Alabama                    Cellular One
Telephone Company, Inc.
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Panama City                 Florida
Communications, Inc.
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Albany Cellular Partners    Georgia                    Cellular One
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Columbus Cellular           Georgia                    Cellular One
Telephone Company
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Macon Cellular Telephone    New Hampshire              Cellular One
Systems Limited Partnership
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Panama City Cellular        Florida                    Cellular One
Telephone Company, Ltd.
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Panhandle Cellular          Florida
Partnership
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Savannah Cellular Limited   Delaware                   Cellular One
Partnership
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